Exhibit 99.1

B2 Digital dba Hotel Movie Network

Balance Sheet

As of March 31, 2008

	March 31, 2008
ASSETS
Current Assets
Checking/Savings
American Express		–3,561.70
Bank Non-Cash Deposit Correction		–15.09
Checking at Bank of America		11,068.87
Office Petty Cash Account		43.97

Total Checking/Savings		7,536.05
Accounts Receivable
Accounts Receivable		276,303.87

Total Accounts Receivable		276,303.87
Other Current Assets
Bad Debt Allowance		–218,655.35
Inventory Asset		2,327,272.82
Inventory Asset Valuation Allow		–2,041,403.65
Loan		14,238.00

Total Other Current Assets		81,451.82

Total Current Assets		365,291.74
Fixed Assets
Accum. Deprec. E & M		–918,252.23
Equipment & Machinery		357,282.06
Field Test Equipment
Equipment-Other	1,103.12
FTG	23,939.97
PPV	9,865.69
Field Test Equipment – Other	2,214.00

Total Field Test Equipment		37,122.78
Leasehold Improvements		29,485.46
Office Equipment
Bench Test Equipment	1,248.77
Computer	14,891.12
Office Equipment – Other	6,691.74

Total Office Equipment		22,831.63
Office Furniture		1,367.00

Total Fixed Assets		–470,163.30
Other Assets
Hotel Movie Express Equipment		470,163 30

Total Other Assets		470,163.30

TOTAL ASSETS		365,291.74

B2 Digital dba Hotel Movie Network

Balance Sheet

As of March 31, 2008

March 31, 2008
LIABILITIES & EQUITY
Liabilities
Current Liabilities
Accounts Payable
Accounts Payable	35,114.54

Total Accounts Payable	35,114.54
Credit Cards
American Express Business Gold	–623.85

Total Credit Cards	–623.85
Other Current Liabilities
Emerst McKay	50,000.00
Paul LaBarre	50,000.00
Retainers	1,125.77

Total Other Current Liabilities	101,125.77

Total Current Liabilities	135,616.46
Long Term Liabilities
Free To Guest Deposit Account	7,588.70

Total Long Term Liabilities	7,588.70

Total Liabilities	143,205.16
Equity
Common Stock	25,000.00
Inventory Allowance	–220.62
Paid in capital	1,873,072.00
Retained Earnings	–1,687,680.88
Net Income	11,916.08

Total Equity	222,086.58

TOTAL LIABILITIES & EQUITY	365,291.74

B2 Digital dba Hotel Movie Network

Profit & Loss

April 2007 through March 2008

	Twelve Months Ended March 31, 2008
Ordinary Income/Expense
Income
Billable Field Service			262.50
Equipment Sales			250.00
Reimbursed Charges			1,615.20
Sales
Free To Guest
Directv Commissions	7,346.42
FTG Adjustment	–2,224.80
Free To Guest – Other	204,259.62

Total Free To Guest		209,381.24
PPV Programing
PPV Adjustments	–1,341.32
PPV Hotel Commission Adjustment	–12,740.87
PPV Programing – Other	10,522.30

Total PPV Programing		–3,559.89
Sales – Other		0.00

Total Sales			205,821.35
Uncategorized Income			694.98

Total Income			208,644.03
Cost of Goods Sold
*Cost of Goods Sold/inventory			815.71
Cost of Goods Sold			–25,229.09
Progrming Fees
FTG Fees		112,228.05
Royalties
20th Century Fox Royalty	1,087.54
Hollywood Adult Video	230.43

Total Royalties		1,317.97
Progrming Fees – Other		4,638.98

Total Progrming Fees			118,185.00
Sales Adjustments			467.19
VHS Duplication Cost
VHS Blank Tapes		312.50
VHS Duplication Cost – Other		6,875.50

Total VHS Duplication Cost			7,188.00

Total COGS			101,426.81

B2 Digital dba Hotel Movie Network

Profit & Loss

April 2007 through March 2008

	Twelve Months Ended March 31, 2008
Gross Profit			107,217.22
Expense
Advertising			30,560.25
alarm monitoring services			180.00
Automobile Expense			59.20
Batteries			86.44
Dish Residential			–293.05
Fees			–564.13
Fees Ex.			263.42
Field Service			2,459.35
Interest Expense
Finance Charge		3.70

Total Interest Expense			3.70
INTERNET SERVICES			486.00
Late Fee			45.00
LATE FEE			30.00
Lease Payment			1,551.46
Licenses and Permits			100.00
Miscellaneous			0.54
Office and Storage Expences
Rent		17,600.00
Security System		50.00
Storage Units		2464.35
Office and Storage Expences – Other		1454.35

Total Office and Storage Expences			21,568.70
Office Supplies			1,054.14
Parts
Computer Programming/Software	175.00

Total Computer		175.00
Digital PPV Rack		5,024.71
Electronics		647.43
Tools		523.47
Parts – Other		691.87

Total Parts			7,062.48
Permits			10.00
Postage and Delivery
Federal Express		367.44

B2 Digital dba Hotel Movie Network

Profit & Loss

April 2007 through March 2008

	Twelve Months Ended March 31, 2008
Freight Charges		720.70
Pitney Bowes Postage Machine		400.50
Postage Refill		857.01
UPS
Return Service	5.76
Service Charges	94.00
Shipping Charge Corrections	57.15
UPS – Other	4382.56

Total UPS		4,539.47
Postage and Delivery – Other		95.41

Total Postage and Delivery			6,980.53
Professional Fees
Maintenance Agreement		802.64

Total Professional Fees			802.64
Repairs
Building Repairs		928.44

Total Repairs			928.44
Salary
Administrative		3,500.00

Total Salary			3,500.00
Service Charges
American Express		68.13
Merchant Fees
Amex	50.65
EPS	383.85
Legacy	26.85
Northern Leasing	1,470.40
Visa/MC	40.19
Merchant Fees – Other	376.69

Total Merchant Fees		2,348.63
Service Charges – Other		203.75

Total Service Charges			2620.51
Shipping Supplies			2110.39
Taxes
Payroll Taxes		2762.70
Taxes – Other		134.87

B2 Digital dba Hotel Movie Network

Profit & Loss

April 2007 through March 2008

	Twelve Months Ended March 31, 2008
Total Taxes			2897.57
Telephone
Cellular Phone		306.11
Telephone – Other		5190.20

Total Telephone			5496.31
Travel & Ent
Meals		289.02
Travel		250.00

Total Travel & Ent			539.02
Utilities
Electric		3941.46
Water, Gas & Trash		1,495.14

Total Utilities			5,436.60
Vehicles
Vehicle Maintenance
Chevy-Brian	85.50
Vehicle Maintenance – Other	103.76

Total Vehicle Maintenance		189.26
Vehicles – Other		368.29

Total Vehicles			557.55
voided check			0.00
Work Expense
Gas		812.89
Meals		272.07
Misc.		64.93
Work Expense – Other		2,223.18

Total Work Expense			3,373.07

Total Expense			99,906.13

Net Ordinary Income			7,311.09
Other Income/Expense
Other Income
Other Income			4,900.11
Refund			17.38

Total Other Income			4917.49
Other Expense
Other Expenses			312.50

B2 Digital dba Hotel Movie Network

Profit & Loss

April 2007 through March 2008

Twelve Months Ended March 31, 2008
Total Other Expense	312.50

Net Other Income	4604.99

Net Income	11,916.08

B2 Digital dba Hotel Movie Network

Statement of Cash Flows

April 2007 through March 2008

Twelve Months Ended March 31, 2008
OPERATING ACTIVITIES
Net Income	11,916.08
Adjustments to reconcile Net Income to net cash provided by operations:
Accounts Receivable	–13,889.30
Inventory Asset	345.91
Inventory Asset Valuation Allow	35.71
Loan	–14,238.00
Accounts Payable	18,844.32
American Express Business Gold	–623.85

Net cash provided by Operating Activities	2,390.87
FINANCING ACTIVITIES
Inventory Allowance	–220.62

Net cash provided by Financing Activities	–220.62

Net cash increase for period	2,170.25
Cash at beginning of period	5,365.80

Cash at end of period	7,536.05